UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2024

Consolidated Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street, Mattoon, Illinois	61938-5973
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 235-3311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On July 31, 2024, plaintiff Thomas C. Longman (“Plaintiff”) filed a Verified Class Action Complaint (the “Complaint”) in the Court of Chancery of the State of Delaware against Consolidated Communications Holdings, Inc., a Delaware corporation (the “Company”), and the members of the board of directors of the Company (the “Board”), captioned Longman v. Consolidated Communications Holdings, Inc., et al., C.A. No. 2024-0811-NAC (the “Action”). In the Action, Plaintiff alleged that the Agreement and Plan of Merger, dated as of October 15, 2023, by and among Condor Holdings LLC, a Delaware limited liability company, Condor Merger Sub Inc., a Delaware corporation, and the Company (the “Merger Agreement”) was not approved in accordance with 8 Del. C. § 251 under the reasoning of the Court of Chancery’s decision in Sjunde AP-Fonden v. Activision Blizzard, Inc.

While the Company and the Board deny all of the allegations of wrongdoing in the Complaint and believe that the Board’s adoption of the Merger Agreement complied with Delaware law, on December 20, 2024, in order to eliminate any potential uncertainty and ambiguity created by the Complaint, pursuant to Section 204 (“Section 204”) of the Delaware General Corporation Law, the Board ratified its approval of the Merger Agreement and the Company’s entry into the Merger Agreement.

The statutory notice to the Company’s stockholders required by Section 204 is set forth in Exhibit 99.1 hereto (the “Notice”) and is incorporated by reference herein. The Notice sets forth additional information relating to the Complaint, the ratification of the Board’s approval of the Merger Agreement and the Company’s entry into the Merger Agreement, and the rights of stockholders in regard to the ratification.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Statutory Notice Pursuant to Section 204 of the Delaware General Corporation Law

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Fred A. Graffam III
	Name:	Fred A. Graffam III
	Title:	Chief Financial Officer

Date: December 27, 2024